EXHIBIT 99.1

ASP Isotopes Announces Private Placement of Approximately $8 Million Shares of Common Stock, Priced "At the Market" Under NASDAQ Rules

Investors Include Well Known Uranium and Critical Resource Investor Tees River, through its Tees River Critical Resources Fund and Members of the Board

WASHINGTON, Oct. 09, 2023 (GLOBE NEWSWIRE) -- ASP Isotopes Inc. (NASDAQ:ASPI) ("ASPI", the "Company", "us", "we" or "our"), an advanced materials company dedicated to the development of technology and processes designed to produce isotopes for use in multiple industries, today announced that it has entered into a definitive securities purchase agreement with certain institutional and other accredited investors, under which the Company agreed to issue an aggregate of approximately 9 million shares of its common stock at a purchase price of $0.9105 per share in a private placement transaction. The oversubscribed private placement was priced “At the Market.” The gross proceeds to the Company from the private placement are expected to be approximately $8 million before deducting the offering expenses payable by the Company. The closing of the private placement is subject to the satisfaction of customary closing conditions.

Ocean Wall Limited is acting as the sole placement agent for the private placement.

The Company is delighted to announce that well-known Uranium and Critical Resource investor Tees River, through its Tees River Critical Resources Fund, intends to add to its existing equity stake by taking a significant percentage of the placement. As a result, at the closing of the transaction, Tees River Critical Resources Fund is expected to have a total ownership of approximately 14% of the issued and outstanding shares of common stock. In addition, multiple members of the Company’s board of directors are participating in the transaction.

Paul Mann, Chairman and CEO of ASP Isotopes Inc., said, “We are delighted to welcome the Tees River Fund as a strategic institutional shareholder in this placement. We are also excited that several large hedge funds have taken stakes, and we see this interest from institutions and funds as extremely positive. With this additional capital, we believe that we have the required resources to achieve first revenues while also being able to accelerate some high ROI projects, including the initial phases of HALEU enrichment in our newly formed subsidiary, Quantum Leap Energy (QLE)”

Nick Lawson, CEO of Ocean Wall, commented, “For over four years, Ocean Wall has believed uranium to be the most misunderstood yet strongest investment opportunity for the next decade. We have written extensively on the severe supply issues that every part of the nuclear fuel chain faces right now and, in particular, the urgent need for Western enrichment supply capability.  Via this PIPE deal we are delighted to be supporting ASP Isotopes, a marquee company in this sector, whom Ocean Wall believe can be the future of HALEU supply to the West and remove the reliance on Russian enriched fuel.”

The Company intends to use the net proceeds from this placement for working capital and other general corporate purposes. With additional capital the Company is expected to have the balance sheet strength required to not only reach first revenue generation but also accelerate several high return-on-investment growth projects.

“At the Market” or the “Minimum Price” as defined under the Listing Rule 5635(d) of The Nasdaq Stock Market LLC, is the lower of: (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement and (2) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement).

The securities to be issued in the private placement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, and may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

Under an agreement with the investors, the Company has agreed to file a registration statement with the Securities and Exchange Commission ("SEC") covering the resale of the securities to be issued to the investors in the private placement within 30 days after the date of the definitive agreement.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.

About ASP Isotopes Inc.

ASP Isotopes Inc. is an advanced materials company dedicated to developing technology and processes to produce isotopes in multiple industries. The Company employs proprietary technology, the Aerodynamic Separation Process (“ASP technology”), for the production of all isotopes. The Company’s initial focus is on producing and commercializing highly enriched isotopes for the healthcare and technology industries. The Company also plans to enrich isotopes for the nuclear energy sector. The Company has isotope enrichment facilities in Pretoria, South Africa, dedicated to the enrichment of isotopes of elements with a low atomic mass (light isotopes).

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There is a growing demand for isotopes such as Silicon-28, which will enable quantum computing, and Molybdenum-100, Molybdenum-98, Zinc-68, Ytterbium-176, and Nickel-64 for new, emerging healthcare applications, as well as Chlorine-37, Lithium-6, and Uranium-235 for green energy applications. The ASP Technology (Aerodynamic Separation Process) is ideal for enriching low and heavy atomic mass molecules. For more information, please visit www.aspisotopes.com.

About Ocean Wall

Ocean Wall was established in 2019, by Nick Lawson and Ian Ross, to provide a traditional, trustworthy and comprehensive advisory business for the very best in class managers and companies involved in sectors or industries where we have conviction on the underlying economics. Our Corporate Advisory business represents a portfolio of companies within sectors we have identified as being underpinned by fundamentally strong trends which are backed up by strong in-house research. We look to advise these select companies on matters of corporate finance, M&A, corporate governance, investor relations, roadshows and communications. We identify the best possible opportunities for deals and asset raising aiming to design and deliver tailored transaction structures based on our client’s objectives. To deliver this we have a close network of Institutional, Family Office and UHNW investors who provide stable, long-term capital to the right opportunities. For more information, please visit www.oceanwall.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the expected closing of the private placement, the adequacy of resources required to achieve first revenues and the acceleration of high return-on-investment, growth projects. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including: our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions; contracts, dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; and the competitive nature of our industry. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. This press release includes market and industry data and forecasts that we obtained from internal research, publicly available information and industry publications and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Unless otherwise noted, statements as to our potential market position relative to other companies are approximated and based on third-party data and internal analysis and estimates as of the date of this press release. We have not independently verified this information, and it could prove inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data-gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the information and forecasts from sources cited herein. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

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